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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2006
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

	101 Prospect Avenue, N.W. Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.
     On April 20, 2006, The Sherwin-Williams Company issued a press release announcing its financial results for the first quarter ended March 31, 2006 and certain other information. A copy of this press release is furnished with this Report as Exhibit 99 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

The following exhibit is furnished with this report:

Exhibit No.	Exhibit Description
99	Press Release of The Sherwin-Williams Company, dated April 20, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
April 20, 2006	By:	/s/ L.E. Stellato
L.E. Stellato
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99	Press Release of The Sherwin-Williams Company, dated April 20, 2006.

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